United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 12, 2022
Jones Lang LaSalle Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

200 East Randolph Drive,	Chicago,	IL	60601
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:			(312)	782-5800
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	JLL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

5.02(d). Election of Directors.
Jones Lang LaSalle Incorporated (“JLL”) has announced that Moses Ojeisekhoba will become an independent, non-executive member of its Board of Directors (the “Board”), effective December 1, 2022. Mr. Ojeisekhoba will initially serve a term that will expire at the Company’s 2023 Annual Meeting of Shareholders.
Mr. Ojeisekhoba is currently Chief Executive Officer Reinsurance for Swiss Re, where he is responsible for the company’s Reinsurance Business Unit, covering both property and casualty as well as life and health. Mr. Ojeisekhoba oversees the company’s reinsurance strategy and operations in more than 20 countries. Additionally, Mr. Ojeisekhoba serves as a member of Swiss Re’s Group Executive Committee.
Mr. Ojeisekhoba holds a Bachelor of Science degree in Statistics from the University of Ibadan, Nigeria and a Master’s degree in Management from London Business School.
Item 7.01 Regulation FD Disclosure.
A copy of the news release issued by the Company announcing Mr. Ojeisekhoba’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
EXHIBIT INDEX

99.1	News release issued by Jones Lang LaSalle Incorporated on November 15, 2022 announcing the election of Moses Ojeisekhoba to its Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2022
Jones Lang LaSalle Incorporated

By: /s/ Alan K. Tse
Name: Alan K. Tse
Title: Global Chief Legal Officer